UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund: MuniVest Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniVest Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders

                                        MuniVest Fund, Inc.

                                        Semi-Annual Report
                                        February 28, 2005

MuniVest Fund, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of February 28, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 11.36%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2                  MUNIVEST FUND, INC.     FEBRUARY 28, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                              6-month    12-month
======================================================================================
U.S. equities (Standard & Poor's 500 Index)                         + 9.99%    + 6.98%
--------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)     +21.18     +18.68
--------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                 + 1.26     + 2.43
--------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)      + 2.40     + 2.96
--------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)      + 7.53     +11.21
--------------------------------------------------------------------------------------

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable -- even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                   3

A Discussion With Your Fund's Portfolio Manager

      Fund performance exceeded its comparable Lipper category average for the period, benefiting from a focus on lower-rated, higher-yielding securities -- an area of the municipal market that continued to outperform.

Describe the recent market environment relative to municipal bonds.

Despite broadly positive economic conditions, long-term bond yields declined during the past six months as bond prices, which move opposite yields, generally rose. Gross domestic product (GDP) growth was recently revised to 3.8% for the fourth quarter of 2004, similar to the 4% rate recorded in the third quarter. For 2004 as a whole, real GDP grew at a 4.4% rate, well ahead of 2003's annual rate of 3%. The improving economic activity was largely offset by inflationary trends remaining in the 1.5% - 2% range. Also helping to boost bond prices was strong currency-related demand for long-term U.S. Treasury issues on the part of many foreign governments.

Over the past six months, long-term U.S. Treasury bond yields declined 21 basis points (.21%) to 4.72% at February 28, 2005. However, the Federal Reserve Board (the Fed) continued to raise short-term interest rates, moving its federal funds target rate recently to 2.75%. The Fed's series of interest rate hikes, and the expectation for a continuation of the monetary tightening program, pressured shorter-maturity bond yields higher throughout the period. The yield on the 10-year Treasury note stood at 4.36% at the end of February, an increase of 26 basis points over the six-month period.

A generally positive technical environment supported higher bond prices in the long end of the municipal bond market. Recent bond issuance has been heavily weighted in the 10-year - 20-year maturity range, leading to a moderate scarcity of bonds maturing in 30 years - 35 years. Investor demand was solid throughout the period and increased in the latter months. The most current statistics from the Investment Company Institute indicate that long-term municipal bond funds saw net new cash flows of $870 million in January 2005. This represented a considerable improvement from January 2004, which experienced net cash outflows of $224 million. As measured by the Bond Buyer Revenue Bond Index, the yield on A-rated revenue bonds maturing in 30 years declined 16 basis points to 4.93% at the end of February. AAA-rated issues maturing in 30 years, as reported by Municipal Market Data, declined 19 basis points to 4.51%. Conversely, shorter-maturity municipal bond yields increased, responding to rising U.S. Treasury note yields and increased supply pressures. AAA-rated tax-exempt bonds maturing in 10 years yielded 3.65% at the end of February, representing an increase of 15 basis points over the period.

During the past six months, more than $175 billion in new long-term tax-exempt bonds was underwritten, essentially unchanged versus the same period a year ago. In the last three months, the pace of new issuance increased. Approximately $91 billion in long-term tax-exempt bonds was issued during that time, an increase of 12% compared to the same three months a year ago. New-issue municipal volume is expected to be easily manageable in early 2005, continuing to support the tax-exempt market's favorable technical position.

Finally, long-term tax-exempt bond yield ratios have remained in the 88% - 95% range relative to taxable bonds, at or above their recent historic average of 85% - 88%. These attractive yield ratios should continue to attract both traditional and non-traditional investors to the municipal market.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, the Common Stock of MuniVest Fund, Inc. had net annualized yields of 6.72% and 7.09%, based on a period-end per share net asset value of $10.09 and a per share market price of $9.55, respectively, and $.336 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.46%, based on a change in per share net asset value from $9.91 to $10.09, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +4.96% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund was able to achieve the outperformance despite its modest defensive positioning during a period when long-term tax-exempt bond yields declined slightly. Benefiting performance over the past six months was the Fund's above-average yield and the continued outperformance of our lower-rated holdings, such as A-rated hospital or corporate-backed debt.


4                  MUNIVEST FUND, INC.     FEBRUARY 28, 2005

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Along with a rise in long-term municipal bond prices, we have seen increased demand for higher-yielding tax-exempt securities. In recent months, much of the new net cash flows into municipal bond funds has been directed into "high yield" tax-exempt funds. The demand in this area of the market has helped generate significant price appreciation for the Fund's lower-rated issues. We will be monitoring the price improvement of these lower-rated issues. Should it continue and/or intensify, we would look to reduce some of the Fund's exposure to lower-rated issues. Higher-quality securities could then be purchased at historically attractive yield differentials.

During the period, we also took advantage of the continued appreciation in California state-related issues. Overall exposure to these bonds was reduced by approximately 2.5%, allowing the Fund to benefit from the recent price improvements. The proceeds from the sales were largely invested in New Jersey securities, where we found an attractive buying opportunity as supply increased and prices fell. Specifically, a number of large New Jersey issues were marketed in early October 2004, resulting in a temporary increase in New Jersey municipal bond yields.

For the six-month period ended February 28, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 1.38%; Series B, 1.60%; Series C, 1.71%; Series D, 1.36%; Series E, 1.53%; and Series F, 1.60%.
Continued short-term interest rate increases by the Fed have modestly boosted the Fund's borrowing costs throughout the past six months. While we believe the majority of the Fed's monetary tightening actions have already occurred, we expect additional increases in the federal funds rate until at least midyear. Despite Despite the recent rate hikes, the Fund's borrowing costs remain quite low on a historical basis and the leveraging of the Preferred Stock has continued to generate a material income benefit to the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.04% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund ended the period with a defensive posture, and we expect to maintain that structure in the coming months. Rising short-term interest rates, an expanding domestic economy, and increasing commodity prices (especially oil) are all textbook indicators for rising long-term interest rates.

Nevertheless, bond yields are still near their historic lows and, under the circumstances, we believe the more prudent strategy is to maintain our emphasis on higher-yielding issues rather than more interest rate-sensitive securities. The Fund also will remain fully invested in order to enhance shareholder income. Given the municipal bond market's strong technical position, including favorable supply/demand dynamics, we expect the tax-exempt market to perform well relative to its taxable counterpart.

Fred K. Stuebe
Vice President and Portfolio Manager

March 24, 2005


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                   5

Schedule of Investments                                           (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Alabama--4.0%             $ 2,550   Camden, Alabama, IDB, Exempt Facilities Revenue Bonds (Weyerhaeuser
                                    Company), Series A, 6.125% due 12/01/2024                                    $   2,762
                            7,500   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Champion
                                    International Corporation Project), AMT, Series A, 6.50% due 9/01/2025           7,786
                                    Huntsville, Alabama, Health Care Authority Revenue Bonds:
                            3,500         Series A, 5.75% due 6/01/2031                                              3,683
                            5,000         Series B, 5.75% due 6/01/2032                                              5,326
                            5,000   Selma, Alabama, IDB, Environmental Improvement Revenue Refunding Bonds
                                    (International Paper Company Project), Series B, 5.50% due 5/01/2020             5,308
==========================================================================================================================
Alaska--1.4%                        Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility) (i):
                            3,575         6% due 2/01/2014                                                           4,026
                            3,830         6% due 2/01/2016                                                           4,300
                              500   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (BP Pipelines Inc.
                                    Project), VRDN, Series B, 1.77% due 7/01/2037 (l)                                  500
==========================================================================================================================
Arizona--1.6%               4,375   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter
                                    Schools Project 1), Series A, 6.75% due 7/01/2029                                4,328
                                    Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools
                                    Project):
                            2,100         Series E, 7.25% due 7/01/2031                                              2,238
                              500         Series I, 6.10% due 7/01/2024                                                507
                            1,000         Series I, 6.30% due 7/01/2031                                              1,011
                            1,610   Pima County, Arizona, IDA, Education Revenue Refunding Bonds (Arizona
                                    Charter Schools Project II), Series A, 6.75% due 7/01/2021                       1,687
==========================================================================================================================
California--20.3%           4,000   California State, GO, Refunding, 5% due 3/01/2034 (h)                            4,150
                                    California State Public Works Board, Lease Revenue Bonds:
                            5,000         (Department of Corrections), Series C, 5.50% due 6/01/2022                 5,487
                            6,000         (Department of Corrections), Series C, 5.50% due 6/01/2023                 6,562
                           10,775         (Department of Mental Health--Coalinga State Hospital), Series A,
                                          5.125% due 6/01/2029                                                      11,197
                                    California State, Various Purpose, GO:
                           13,570         5.50% due 4/01/2030                                                       14,816
                           16,250         5.50% due 11/01/2033                                                      17,648
                            5,240   California Statewide Communities Development Authority, Health Facility
                                    Revenue Bonds (Memorial Health Services), Series A, 6% due 10/01/2023            5,954
                                    Golden State Tobacco Securitization Corporation of California, Tobacco
                                    Settlement Revenue Bonds:
                            7,280         Series A-3, 7.875% due 6/01/2042                                           8,352
                            3,750         Series A-4, 7.80% due 6/01/2042                                            4,284
                            1,375         Series A-5, 7.875% due 6/01/2042                                           1,577
                           13,900         Series B, 5.375% due 6/01/2028                                            14,576
                            8,850         Series B, 5.50% due 6/01/2033                                              9,530
                           15,000         Series B, 5.50% due 6/01/2033 (f)                                         16,370
                            5,000         Series B, 5.50% due 6/01/2043 (f)                                          5,420
==========================================================================================================================
Colorado--2.6%                      Arapahoe County, Colorado, School District Number 005, GO (Cherry Creek):
                            5,750         6% due 12/15/2013                                                          6,470
                            4,165         6% due 12/15/2014                                                          4,687
                                    Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series
                                    A-2:
                            1,175         6.60% due 5/01/2028                                                        1,197
                              385         7.50% due 4/01/2031                                                          393
                            3,000   Colorado Health Facilities Authority Revenue Bonds (Lutheran Medical
                                    Center), Series A, 5.25% due 6/01/2034                                           3,079

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes


6                  MUNIVEST FUND, INC.     FEBRUARY 28, 2005

Schedule of Investments (continued)                               (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Connecticut--0.5%         $ 2,810   Mohegan Tribe Indians Gaming Authority, Connecticut, Public Improvement
                                    Revenue Refunding Bonds (Priority Distribution), 6.25% due 1/01/2031         $   2,971
==========================================================================================================================
Florida--2.8%               6,000   Highlands County, Florida, Health Facilities Authority, Hospital Revenue
                                    Bonds (Adventist Health System), Series D, 5.375% due 11/15/2035                 6,263
                           10,320   Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                                    (Adventist Health System), 5.625% due 11/15/2032                                10,996
==========================================================================================================================
Georgia--3.2%               1,100   Atlanta, Georgia, Water and Wastewater Revenue Bonds, VRDN, Series C, 1.73%
                                    due 11/01/2041 (i)(l)                                                            1,100
                                    Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                            4,600         Series W, 6.60% due 1/01/2018                                              5,526
                              250         Series W, 6.60% due 1/01/2018 (e)                                            302
                              250         Series Y, 10% due 1/01/2010 (e)                                              326
                                    Milledgeville-Baldwin County, Georgia, Development Authority Revenue Bonds
                                    (Georgia College and State University Foundation):
                            4,390         5.50% due 9/01/2024                                                        4,630
                            2,000         5.625% due 9/01/2030                                                       2,092
                            4,785   Monroe County, Georgia, Development Authority, PCR, Refunding (Oglethorpe
                                    Power Corporation--Scherer), Series A, 6.80% due 1/01/2011                       5,558
==========================================================================================================================
Idaho--0.2%                   915   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Series E-2,
                                    6.90% due 1/01/2027                                                                924
==========================================================================================================================
Illinois--21.5%             3,005   Chicago, Illinois, GO (Neighborhoods Alive 21 Program), Series A, 6%
                                    due 1/01/2016 (f)                                                                3,424
                            5,000   Chicago, Illinois, O'Hare International Airport, General Airport Revenue
                                    Refunding Bonds, Third Lien, AMT, Series A, 5.75% due 1/01/2019 (c)              5,503
                                    Chicago, Illinois, O'Hare International Airport Revenue Bonds, AMT:
                           11,200         3rd Lien, Series B-2, 6% due 1/01/2029 (n)                                12,561
                            8,540         Series 368, DRIVERS, 9.793% due 7/01/2011 (c)(m)                          10,696
                            7,000   Chicago, Illinois, O'Hare International Airport Revenue Refunding Bonds,
                                    DRIVERS, AMT, Series 253, 9.299% due 1/01/2020 (c)(m)                            8,409
                              130   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7%
                                    due 3/01/2032 (b)(d)(k)                                                            132
                            5,000   Cook County, Illinois, Community High School District Number 219, Niles
                                    Township, GO, 6% due 12/01/2010 (a)(f)                                           5,703
                           10,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                    Biosolids Management LLC Project), AMT, 6% due 11/01/2023                       10,457
                            2,140   Illinois Development Finance Authority Revenue Bonds (Community
                                    Rehabilitation Providers Facility), Series A, 6.50% due 7/01/2022                2,278
                            1,365   Illinois Development Finance Authority, Revenue Refunding Bonds (Community
                                    Rehabilitation Providers), Series A, 6% due 7/01/2015                            1,418
                            3,690   Illinois HDA, Revenue Refunding Bonds (M/F Program), Series 5, 6.75%
                                    due 9/01/2023                                                                    3,772
                            4,000   Illinois State Finance Authority Revenue Bonds (Northwestern University),
                                    VRDN, Sub-Series A, 1.83% due 12/01/2034 (l)                                     4,000
                            2,500   Kane, Cook and Du Page Counties, Illinois, School District 46, Elgin, GO,
                                    6.375% due 1/01/2011 (a)(i)                                                      2,915
                            5,245   Kane and De Kalb Counties, Illinois, Community Unit School District
                                    Number 302, GO, DRIVERS, Series 283, 9.329% due 2/01/2018 (f)(m)                 6,709
                                    McLean and Woodford Counties, Illinois, Community Unit, School District
                                    Number 005, GO, Refunding (i):
                            5,000         6.25% due 12/01/2014                                                       5,843
                            4,000         6.375% due 12/01/2016                                                      4,697
                                    Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                    and Capital Appreciation Revenue Bonds (McCormick Place Expansion Project),
                                    Series A (c):
                           16,000         5.05%** due 12/15/2038                                                     2,809
                           26,800         5.06%** due 12/15/2039                                                     4,455
                           18,550   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                    Revenue Refunding Bonds (McCormick Place Expansion Project), Series B,
                                    5.75% due 6/15/2023 (c)                                                         21,091


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                   7

Schedule of Investments (continued)                               (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Illinois                            Regional Transportation Authority, Illinois, Revenue Bonds:
(concluded)               $ 3,500         Series A, 7.20% due 11/01/2020 (h)                                     $   4,556
                            4,000         Series C, 7.75% due 6/01/2020 (f)                                          5,599
                            3,000   Will County, Illinois, Environmental Revenue Bonds (Mobil Oil Refining
                                    Corporation Project), AMT, 6.40% due 4/01/2026                                   3,167
                                    Will County, Illinois, School District Number 122 (New Lenox Elementary),
                                    GO, Series A (i):
                            1,475         6.50% due 11/01/2010 (a)                                                   1,728
                              505         6.50% due 11/01/2013                                                         586
                              395         6.50% due 11/01/2015                                                         458
==========================================================================================================================
Indiana--6.7%               1,700   Fort Wayne, Indiana, PCR, Refunding (General Motors Corporation Project),
                                    6.20% due 10/15/2025                                                             1,857
                            6,500   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                                    Bonds (Clarian Health Partners Inc.), Series A, 6% due 2/15/2021                 6,866
                            4,290   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A, 6.80%
                                    due 1/01/2017 (j)                                                                4,298
                            8,195   Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A,
                                    6.80% due 12/01/2016                                                            10,054
                           15,335   Indianapolis, Indiana, Local Public Improvement Bond, Bank Revenue
                                    Refunding Bonds, Series D, 6.75% due 2/01/2014 (e)                              18,278
==========================================================================================================================
Kansas--0.7%                3,805   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue Bonds
                                    (Mortgage-Backed Securities Program), AMT, Series A-4, 5.95%
                                    due 12/01/2033 (b)(d)                                                            4,011
==========================================================================================================================
Louisiana--2.5%             4,000   De Soto Parish, Louisiana, Environmental Improvement Revenue Refunding
                                    Bonds (International Paper Co. Project), AMT, Series B, 6.55% due 4/01/2019      4,117
                           10,575   Louisiana Local Government, Environmental Facilities, Community Development
                                    Authority Revenue Bonds (Capital Projects and Equipment Acquisition),
                                    Series A, 6.30% due 7/01/2030 (h)                                               11,597
==========================================================================================================================
Maine--0.3%                         Portland, Maine, Housing Development Corporation, Senior Living Revenue
                                    Bonds (Avesta Housing Development Corporation Project), Series A:
                              775         5.70% due 8/01/2021                                                          771
                            1,190         6% due 2/01/2034                                                           1,182
==========================================================================================================================
Massachusetts--7.6%         2,035   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, 9.25%
                                    due 1/01/2011 (e)                                                                2,624
                            3,010   Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                    (General Transportation System), Series A, 7% due 3/01/2019                      3,825
                           30,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A, 6.50%
                                    due 7/15/2019                                                                   36,512
                                    Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                                    Series A (f):
                            1,000         6% due 8/01/2014                                                           1,144
                            2,480         6% due 8/01/2017                                                           2,832
--------------------------------------------------------------------------------------------------------------------------------
Michigan--4.1%              7,695   Delta County, Michigan, Economic Development Corporation, Environmental
                                    Improvement Revenue Refunding Bonds (Mead Westvaco-Escanaba), Series A,
                                    6.25% due 4/15/2027                                                              8,751
                                    Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                                    (Mount Clemens General Hospital), Series B:
                            3,715         5.75% due 11/15/2025                                                       3,571
                            5,250         5.875% due 11/15/2034                                                      4,992
                            1,900   Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds
                                    (Crittenton Hospital), Series A, 5.625% due 3/01/2027                            2,023
                                    Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                              390         (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (a)               445
                            3,000         (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (a)(c)          3,420
                            1,300         (Detroit Medical Center Obligation Group), Series A, 6.25%
                                          due 8/15/2013                                                              1,300
                            1,000         (Sinai Hospital), 6.70% due 1/01/2026                                      1,011


8                  MUNIVEST FUND, INC.     FEBRUARY 28, 2005

Schedule of Investments (continued)                               (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Minnesota--1.5%           $ 7,235   Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina Health
                                    System), Series A, 5.75% due 11/15/2032                                      $   7,674
                            1,405   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint Cloud
                                    Hospital Obligation Group), Series A, 6.25% due 5/01/2017 (i)                    1,608
==========================================================================================================================
Mississippi--4.9%                   Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
                                    (Weyerhaeuser Company Project):
                            3,900         Series A, 6.80% due 4/01/2022                                              4,718
                            4,000         Series B, 6.70% due 4/01/2022                                              4,793
                           20,705   Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                    (System Energy Resources Inc. Project), 5.875% due 4/01/2022                    20,882
==========================================================================================================================
Missouri--0.5%              2,600   Missouri State Development Finance Board, Infrastructure Facilities Revenue
                                    Refunding Bonds (Branson), Series A, 5.50% due 12/01/2032                        2,722
                              340   Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds
                                    (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)                        346
==========================================================================================================================
Montana--1.0%               6,000   Forsyth, Montana, PCR, Refunding (Portland General Electric Company),
                                    Series A, 5.20% due 5/01/2033                                                    6,336
==========================================================================================================================
Nebraska--0.1%                810   Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT,
                                    Series C, 6.30% due 9/01/2028 (b)(d)(k)                                            829
==========================================================================================================================
Nevada--2.2%                6,700   Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70%
                                    due 6/01/2022 (f)                                                                6,821
                            1,600   Clark County, Nevada, Public Safety, GO, 6% due 3/01/2010 (a)                    1,818
                                    Nevada Housing Division, Multi-Unit Housing Revenue Bonds, AMT, 6.60%
                                    due 10/01/2023 (b):
                            3,475         (Arville Electric Project), 6.60% due 10/01/2023                           3,593
                            1,235         Issue B, 7.45% due 10/01/2017                                              1,262
                                    Nevada Housing Division Revenue Bonds (S/F Program), AMT (j):
                              265         Senior Series E, 7% due 10/01/2019                                           271
                               95         Series A, 6.55% due 10/01/2012                                                95
==========================================================================================================================
New Hampshire--0.5%         2,675   New Hampshire Health and Education Facilities Authority, Revenue Refunding
                                    Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022                          2,789
==========================================================================================================================
New Jersey--5.1%                    New Jersey EDA, Cigarette Tax Revenue Bonds:
                            9,080         5.50% due 6/15/2024                                                        9,552
                            2,885         5.75% due 6/15/2029                                                        3,066
                            2,855         5.50% due 6/15/2031                                                        2,960
                            6,695         5.75% due 6/15/2034                                                        7,095
                            8,480   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7%
                                    due 6/01/2041                                                                    9,099
==========================================================================================================================
New Mexico--0.5%            3,300   Farmington, New Mexico, PCR, Refunding (Public Service Company--San Juan
                                    Project), Series A, 5.80% due 4/01/2022                                          3,380
==========================================================================================================================
New York--11.8%                     New York City, New York, City Municipal Water Finance Authority, Water and
                                    Sewer System Revenue Refunding Bonds, Series B:
                           13,405         5% due 6/15/2036                                                          13,867
                            7,000         5% due 6/15/2036 (i)                                                       7,275
                            7,875   New York City, New York, City Transitional Finance Authority Revenue Bonds,
                                    RIB, Series 283, 5% due 5/15/2010 (a)(m)                                        10,271
                                    New York City, New York, GO:
                              760         Series D, 5% due 11/01/2034                                                  785
                            7,150         Series F, 5.25% due 1/15/2033                                              7,551
                            2,200         Series I, 6.25% due 4/15/2007 (a)(n)                                       2,387
                              380         Series I, 6.25% due 4/15/2017 (n)                                            411
                              630         Series I, 6.25% due 4/15/2027 (n)                                            679
                                    New York City, New York, GO, Refunding:
                            7,035         Series A, 6.375% due 5/15/2010 (a)(f)                                      8,211
                              965         Series A, 6.375% due 5/15/2014 (f)                                         1,118
                            4,000         Series G, 5% due 12/01/2033                                                4,134
                                    New York State Dormitory Authority, Revenue Refunding Bonds:
                            1,000         (Mount Sinai Health), Series A, 6.50% due 7/01/2025                        1,048
                           11,875         RIB, Series 305, 9.84% due 5/15/2015 (c)(m)                               15,208
                              200   New York State Local Government Assistance Corporation, Revenue Refunding
                                    Bonds, Sub-Lien, VRDN, Series A-5V, 1.80% due 4/01/2020 (i)(l)                     200


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                   9

Schedule of Investments (continued)                               (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Oregon--1.0%              $ 2,000   Portland, Oregon, Airport Way, Urban Renewal and Redevelopment Tax
                                    Allocation Refunding Bonds, Series A, 6% due 6/15/2015 (h)                   $   2,267
                            3,305   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 9.96%
                                    due 8/01/2020 (f)(m)                                                             4,068
==========================================================================================================================
Pennsylvania--4.1%          2,440   Pennsylvania State Higher Education Assistance Agency Revenue Bonds, Capital
                                    Acquisition, 6.125% due 12/15/2010 (a)(c)                                        2,820
                            6,250   Pennsylvania State Higher Educational Facilities Authority Revenue Bonds
                                    (University of Pennsylvania Medical Center Health System), Series A, 6%
                                    due 1/15/2031                                                                    6,853
                                    Philadelphia, Pennsylvania, Authority for Industrial Development, Senior
                                    Living Revenue Bonds:
                            1,000         (Arbor House Inc. Project), Series E, 6.10% due 7/01/2033                    970
                            1,355         (Rieder House Project), Series A, 6.10% due 7/01/2033                      1,314
                              700   Philadelphia, Pennsylvania, Water and Wastewater Revenue Refunding Bonds,
                                    VRDN, 1.85% due 6/15/2023 (i)(l)                                                   700
                            9,280   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                    (Guthrie Health Issue), Series B, 7.125% due 12/01/2031                         10,973
                            1,750   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Refunding
                                    Bonds (Guthrie Healthcare System), Series A, 6.25% due 12/01/2018                1,920
==========================================================================================================================
South Carolina--1.9%        3,500   Lexington County, South Carolina, Health Services District Inc., Hospital
                                    Revenue Refunding and Improvement Bonds, 5.50% due 11/01/2032                    3,660
                            2,450   Medical University Hospital Authority, South Carolina, Hospital Facilities
                                    Revenue Refunding Bonds, 6.50% due 8/15/2012 (a)                                 2,942
                            5,000   Richland County, South Carolina, Environmental Improvement Revenue
                                    Refunding Bonds (International Paper), AMT, 6.10% due 4/01/2023                  5,367
==========================================================================================================================
Tennessee--1.6%             2,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                    Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                          2,011
                                    Shelby County, Tennessee, Health, Educational and Housing Facility Board,
                                    Hospital Revenue Refunding Bonds (Methodist Healthcare):
                            4,120         6.50% due 9/01/2012 (a)                                                    4,932
                            2,380         6.50% due 9/01/2026 (e)                                                    2,848
==========================================================================================================================
Texas--19.9%                        Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                    Inc.), First Tier, Series A:
                            6,000         6.70% due 1/01/2028                                                        6,407
                            1,290         6.70% due 1/01/2032                                                        1,368
                                    Brazos River Authority, Texas, PCR, Refunding, AMT:
                            3,000         (Texas Utilities Electric Company Project), Series B, 5.40%
                                          due 5/01/2029                                                              3,081
                            3,055         (Texas Utility Company), Series A, 7.70% due 4/01/2033                     3,605
                           11,870         (Utilities Electric Company), Series B, 5.05% due 6/01/2030               12,100
                           11,460   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                    Environmental Revenue Refunding Bonds (Dow Chemical Company Project), AMT,
                                    Series A-7, 6.625% due 5/15/2033                                                12,614
                            5,750   Dallas, Texas, Independent School District, GO, Refunding, Series A, 5%
                                    due 8/15/2031                                                                    5,969
                            3,000   Gregg County, Texas, Health Facilities Development Corporation, Hospital
                                    Revenue Bonds (Good Shepherd Medical Center Project), 6.875%
                                    due 10/01/2020 (g)                                                               3,480
                           10,250   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal
                                    Facility Revenue Bonds (E. I. du Pont de Nemours and Company Project), AMT,
                                    6.40% due 4/01/2026                                                             10,774
                            3,000   Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding Bonds
                                    (International Paper Company), AMT, Series A, 6.10% due 8/01/2024                3,190
                            5,500   Harris County, Houston, Texas, Sports Authority, Revenue Refunding Bonds,
                                    Senior Lien, Series G, 5.75% due 11/15/2020 (c)                                  6,120
                           10,385   Harris County, Texas, Health Facilities Development Corporation, Revenue
                                    Refunding Bonds, RITR, Series 6, 8.965% due 12/01/2027 (e)(m)                   14,267
                            1,795   Houston, Texas, Industrial Development Corporation Revenue Bonds (Air
                                    Cargo), AMT, 6.375% due 1/01/2023                                                1,848


10                 MUNIVEST FUND, INC.     FEBRUARY 28, 2005

Schedule of Investments (continued)                               (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                               Value
==========================================================================================================================
Texas                     $ 1,500   Katy, Texas, Independent School District, GO, Refunding, Series A, 5%
(concluded)                         due 2/15/2032                                                                $   1,554
                            2,030   Mansfield, Texas, Independent School District, GO, Refunding, 6.625%
                                    due 2/15/2015                                                                    2,332
                            9,355   Matagorda County, Texas, Navigation District Number 1, Revenue Refunding
                                    Bonds (Centerpoint Energy Project), 5.60% due 3/01/2027                          9,675
                            5,225   Midway, Texas, Independent School District, GO, Refunding, 6.125%
                                    due 8/15/2014                                                                    5,955
                            5,400   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese Project),
                                    Series A, 6.45% due 11/01/2030                                                   5,596
                            5,000   Red River Authority, Texas, PCR, Refunding (Celanese Project), AMT,
                                    Series B, 6.70% due 11/01/2030                                                   5,301
                            6,250   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469x, 9.37%
                                    due 2/01/2014 (m)                                                                7,798
==========================================================================================================================
Vermont--0.2%               1,000   Vermont Educational and Health Buildings Financing Agency, Developmental
                                    and Mental Health Revenue Bonds (Howard Center for Human Services),
                                    Series A, 6.375% due 6/15/2022                                                   1,056
==========================================================================================================================
Virginia--0.9%              1,425   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power
                                    Company), Series A, 5.875% due 6/01/2017                                         1,564
                            1,500   Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                    Revenue Bonds (Union Camp Corporation Project), AMT, 6.55% due 4/01/2024         1,535
                            2,440   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                    Sub-Series J-1, 5.20% due 7/01/2019 (c)                                          2,479
==========================================================================================================================
Washington--8.3%                    Energy Northwest, Washington, Electric Revenue Refunding Bonds,
                                    DRIVERS (m):
                            5,330         Series 248, 9.329% due 7/01/2018 (c)                                       6,730
                            3,510         Series 255, 9.825% due 7/01/2018 (h)                                       4,544
                            7,350         Series 256, 9.829% due 7/01/2017 (c)                                       9,546
                            2,440   Seattle, Washington, Housing Authority Revenue Bonds (Replacement Housing
                                    Project), 6.125% due 12/01/2032                                                  2,416
                            8,100   Washington State, GO, Trust Receipts, Class R, Series 6, 9.744%
                                    due 1/01/2014 (i)(m)                                                            10,064
                           14,320   Washington State Public Power Supply System, Revenue Refunding Bonds
                                    (Nuclear Project Number 1), Series B, 7.125% due 7/01/2016                      18,254
==========================================================================================================================
Wisconsin--2.7%             4,465   Badger Tobacco Asset Securitization Corporation, Wisconsin, Asset-Backed
                                    Revenue Bonds, 6.125% due 6/01/2027                                              4,588
                            1,765   Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50% due 1/01/2025        1,788
                            5,000   Wisconsin State Health and Educational Facilities Authority, Mortgage
                                    Revenue Bonds (Hudson Memorial Hospital), 5.70% due 1/15/2029 (j)                5,316
                            4,540   Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                                    (Synergyhealth Inc.), 6% due 11/15/2032                                          4,760
==========================================================================================================================
Wyoming--2.1%                       Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                    Corporation Project), AMT:
                            5,425         Series A, 7% due 6/01/2024                                                 5,511
                            7,475         Series B, 6.90% due 9/01/2024                                              7,577
==========================================================================================================================


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                  11

Schedule of Investments (concluded)                               (in Thousands)

                              Face
                            Amount  Municipal Bonds                                                               Value
==========================================================================================================================
U.S. Virgin Islands--1.4%  $ 8,000  Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds
                                    (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                            $   8,756
==========================================================================================================================
Total Investments (Cost--$865,623*)--152.2%                                                                        942,363

Other Assets Less Liabilities--1.7%                                                                                 10,757

Preferred Stock, at Redemption Value--(53.9%)                                                                     (334,021)
                                                                                                                 ---------
Net Assets Applicable to Common Stock--100.0%                                                                    $ 619,099
                                                                                                                 =========

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

                                                                 (in Thousands)
      -------------------------------------------------------------------------
      Aggregate cost                                                  $ 865,633
                                                                      =========
      Gross unrealized appreciation                                   $  77,823
      Gross unrealized depreciation                                      (1,093)
                                                                      ---------
      Net unrealized appreciation                                     $  76,730
                                                                      =========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j)   FHA Insured.
(k)   FHLMC Collateralized.
(l) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   XL Capital Insured.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
       Tax-Exempt Fund                                  (37,658)        $    96
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of February 28, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                     Notional        Unrealized
                                                      Amount        Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and
       pay a fixed rate of 3.63%

      Broker, JPMorgan Chase Bank
       Expires March 2015                             $ 7,000            $    28

      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and
       pay a fixed rate of 3.688%

      Broker, JPMorgan Chase Bank
       Expires April 2015                             $24,000                  9

      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and
       pay a fixed rate of 3.565%

      Broker, JPMorgan Chase Bank
       Expires April 2015                             $43,500                483

      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and
       pay a fixed rate of 3.567%

      Broker, JPMorgan Chase Bank
       Expires May 2015                               $20,200                244
      --------------------------------------------------------------------------
      Total                                                              $   764
                                                                         =======

      See Notes to Financial Statements.


12                 MUNIVEST FUND, INC.     FEBRUARY 28, 2005

Statement of Net Assets

As of February 28, 2005
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$865,622,979) ...............................................                      $ 942,362,896
                       Cash ...............................................................                          7,457,275
                       Unrealized appreciation on forward interest rate swaps .............                            763,744
                       Receivables:
                          Securities sold .................................................    $  20,035,396
                          Interest ........................................................       13,441,438        33,476,834
                                                                                               -------------
                       Prepaid expenses ...................................................                             21,931
                                                                                                                 -------------
                       Total assets .......................................................                        984,082,680
                                                                                                                 -------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ............................................       30,089,176
                          Dividends to Common Stock shareholders ..........................          417,445
                          Investment adviser ..............................................          289,130
                          Other affiliates ................................................            8,405        30,804,156
                                                                                               -------------
                       Accrued expenses and other liabilities .............................                            158,573
                                                                                                                 -------------
                       Total liabilities ..................................................                         30,962,729
                                                                                                                 -------------
==============================================================================================================================
Preferred Stock
------------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.025 per share;
                        10,000,000 shares authorized (2,000 Series A Shares, 2,000
                        Series B Shares, 2,000 Series C Shares, 2,000 Series D Shares,
                        3,000 Series E Shares and 2,360 Series F Shares of AMPS*, issued
                        and outstanding at $25,000 per share liquidation preference) ......                        334,020,815
                                                                                                                 -------------
==============================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ..............................                      $ 619,099,136
                                                                                                                 =============
==============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share; 150,000,000 shares
                        authorized (61,346,288 shares issued and outstanding) .............                      $   6,134,629
                       Paid-in capital in excess of par ...................................                        564,457,899
                       Undistributed investment income--net ...............................    $  10,345,347
                       Accumulated realized capital losses--net ...........................      (39,342,400)
                       Unrealized appreciation--net .......................................       77,503,661
                                                                                               -------------
                       Total accumulated earnings--net ....................................                         48,506,608
                                                                                                                 -------------
                       Total--Equivalent to $10.09 net asset value per share of Common
                        Stock (market price--$9.55) .......................................                      $ 619,099,136
                                                                                                                 =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                  13

Statement of Operations

For the Six Months Ended February 28, 2005
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
                       Interest ...........................................................                      $  25,893,265
                       Dividends from affiliates ..........................................                             96,058
                                                                                                                 -------------
                       Total income .......................................................                         25,989,323
                                                                                                                 -------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...........................................    $   2,352,467
                       Commission fees ....................................................          419,551
                       Accounting services ................................................          133,594
                       Transfer agent fees ................................................           58,551
                       Professional fees ..................................................           27,791
                       Printing and shareholder reports ...................................           23,816
                       Custodian fees .....................................................           22,966
                       Directors' fees and expenses .......................................           16,456
                       Pricing fees .......................................................           15,693
                       Listing fees .......................................................           12,273
                       Other ..............................................................           22,711
                                                                                               -------------
                       Total expenses before reimbursement ................................        3,105,869
                       Reimbursement of expenses ..........................................          (13,941)
                                                                                               -------------
                       Total expenses after reimbursement .................................                          3,091,928
                                                                                                                 -------------
                       Investment income--net .............................................                         22,897,395
                                                                                                                 -------------
==============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ................................................        2,189,716
                          Forward interest rate swaps--net ................................       (2,505,950)         (316,234)
                                                                                               -------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net ................................................        9,476,438
                          Forward interest rate swaps--net ................................        2,350,506        11,826,944
                                                                                               -------------------------------
                       Total realized and unrealized gain--net ............................                         11,510,710
                                                                                                                 -------------
==============================================================================================================================
Dividends to Preferred Stock Shareholders
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .............................................                         (2,538,250)
                                                                                                                 -------------
                       Net Increase in Net Assets Resulting from Operations ...............                      $  31,869,855
                                                                                                                 =============

      See Notes to Financial Statements.


14                 MUNIVEST FUND, INC.     FEBRUARY 28, 2005

Statements of Changes in Net Assets

                                                                                                For the Six          For the
                                                                                               Months Ended        Year Ended
                                                                                               February 28,        August 31,
Increase (Decrease) in Net Assets:                                                                 2005               2004
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .............................................    $  22,897,395     $  44,466,102
                       Realized gain (loss)--net ..........................................         (316,234)        2,139,538
                       Change in unrealized appreciation (depreciation)--net ..............       11,826,944        19,875,698
                       Dividends to Preferred Stock shareholders ..........................       (2,538,250)       (2,612,850)
                                                                                               -------------------------------
                       Net increase in net assets resulting from operations ...............       31,869,855        63,868,488
                                                                                               -------------------------------
==============================================================================================================================
Dividends to Common Stock Shareholders
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .............................................      (20,612,353)      (40,304,511)
                                                                                               -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders ................................................      (20,612,353)      (40,304,511)
                                                                                               -------------------------------
==============================================================================================================================
Capital Stock Transactions
------------------------------------------------------------------------------------------------------------------------------
                       Offering and underwriting costs resulting from issuance of Preferred
                        Stock .............................................................               --          (744,726)
                                                                                               -------------------------------
                       Net decrease in net assets resulting from capital stock transactions               --          (744,726)
                                                                                               -------------------------------
==============================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock ............       11,257,502        22,819,251
                       Beginning of period ................................................      607,841,634       585,022,383
                                                                                               -------------------------------
                       End of period* .....................................................    $ 619,099,136     $ 607,841,634
                                                                                               ===============================
                          * Undistributed investment income--net ..........................    $  10,345,347     $  10,598,555
                                                                                               ===============================

      See Notes to Financial Statements.


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                  15

Financial Highlights

                                                                  For the Six
                                                                  Months Ended              For the Year Ended August 31,
The following per share data and ratios have been derived         February 28,    -----------------------------------------------
from information provided in the financial statements.                2005          2004         2003         2002         2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ....    $   9.91      $   9.54     $   9.76     $   9.71     $   9.07
                                                                    -------------------------------------------------------------
                       Investment income--net ..................         .37+          .72+         .72+         .69          .69
                       Realized and unrealized gain (loss)--net          .19           .36         (.26)         .02          .65
                       Dividends to Preferred Stock shareholders
                        from investment income--net ............        (.04)         (.04)        (.05)        (.07)        (.16)
                                                                    -------------------------------------------------------------
                       Total from investment operations ........         .52          1.04          .41          .64         1.18
                                                                    -------------------------------------------------------------
                       Less dividends to Common Stock
                        shareholders from investment income--net        (.34)         (.66)        (.63)        (.59)        (.54)
                                                                    -------------------------------------------------------------
                       Offering costs resulting from the
                        issuance of Preferred Stock ............          --          (.01)          --           --           --
                                                                    -------------------------------------------------------------
                       Net asset value, end of period ..........    $  10.09      $   9.91     $   9.54     $   9.76     $   9.71
                                                                    =============================================================
                       Market price per share, end of period ...    $   9.55      $   9.30     $   8.80     $   9.11     $   9.30
                                                                    =============================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ......        5.46%@       11.60%        4.79%        7.28%       13.89%
                                                                    =============================================================
                       Based on market price per share .........        6.37%@       13.53%        3.56%        4.55%       19.92%
                                                                    =============================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement** ..        1.01%*         .94%         .95%         .95%         .98%
                                                                    =============================================================
                       Total expenses** ........................        1.02%*         .95%         .96%         .95%         .98%
                                                                    =============================================================
                       Total investment income--net** ..........        7.51%*        7.37%        7.33%        7.33%        7.37%
                                                                    =============================================================
                       Amount of dividends to Preferred Stock
                        shareholders ...........................         .83%*         .43%         .50%         .75%        1.70%
                                                                    =============================================================
                       Investment income--net, to Common Stock
                        shareholders ...........................        6.68%*        6.94%        6.83%        6.58%        5.67%
                                                                    =============================================================


16                 MUNIVEST FUND, INC.     FEBRUARY 28, 2005

Financial Highlights (concluded)

                                                                  For the Six
                                                                  Months Ended             For the Year Ended August 31,
The following per share data and ratios have been derived         February 28,    -----------------------------------------------
from information provided in the financial statements.                2005          2004         2003         2002         2001
=================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
---------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement ....         .66%*         .65%         .65%         .65%         .66%
                                                                    =============================================================
                       Total expenses ..........................         .66%*         .65%         .66%         .65%         .66%
                                                                    =============================================================
                       Total investment income--net ............        4.87%*        5.06%        5.03%        4.98%        4.98%
                                                                    =============================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders        1.53%*         .95%        1.11%        1.59%        3.53%
                                                                    =============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock,
                        end of period (in thousands) ...........    $619,099      $607,842     $585,022     $598,816     $595,908
                                                                    =============================================================
                       Preferred Stock outstanding, end of
                        period (in thousands) ..................    $334,000      $334,000     $275,000     $275,000     $275,000
                                                                    =============================================================
                       Portfolio turnover ......................       23.98%        45.33%       44.30%       74.00%       74.80%
                                                                    =============================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ...............    $  2,854      $  2,820     $  3,127     $  3,178     $  3,167
                                                                    =============================================================
=================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
---------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ........    $    171      $    244     $    266     $    388     $    909
                                                                    =============================================================
                       Series B--Investment income--net ........    $    199      $    238     $    278     $    394     $    923
                                                                    =============================================================
                       Series C--Investment income--net ........    $    212      $    239     $    269     $    391     $    906
                                                                    =============================================================
                       Series D--Investment income--net ........    $    169      $    242     $    306     $    445     $    877
                                                                    =============================================================
                       Series E--Investment income--net ........    $    190      $    229     $    269     $    372     $    851
                                                                    =============================================================
                       Series F***--Investment income--net .....    $    198            --           --           --           --
                                                                    =============================================================

*     Annualized
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Series F was issued on August 31, 2004.
+     Based on average shares outstanding.
++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                  17

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


18                 MUNIVEST FUND, INC.     FEBRUARY 28, 2005

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including assets acquired from the sale of Preferred Stock. The Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended February 28, 2005, FAM reimbursed the Fund in the amount of $13,941.

For the six months ended February 28, 2005, the Fund reimbursed FAM $9,886 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2005, were $252,223,863 and $221,777,394 respectively.

4. Capital Stock Transactions:

Common Stock

At February 28, 2005, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a par value of $.025 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at February 28, 2005 were as follows: Series A,1.85%; Series B,1.84%; Series C, 1.859%; Series D, 1.809%; Series E, 1.80%; and Series F, 1.84%.

Shares issued and outstanding for the six months ended February 28, 2005 remained constant. During the year ended August 31, 2004, shares increased by 2,360 shares from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375% calculated on the proceeds of each auction. For the six months ended February 28, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $207,835 as commissions.

5. Capital Loss Carryforward:

On August 31, 2004, the Fund had a net capital loss carryforward of $25,236,756, of which $7,556,873 expires in 2008 and $17,679,883 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.056000 per share payable on March 30, 2005 to shareholders of record on March 15, 2005.


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                  19

Portfolio Information as of February 28, 2005

Quality Ratings by                                                 Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................             34.6%
AA/Aa ...................................................             15.1
A/A .....................................................             20.7
BBB/Baa .................................................             23.9
BB/Ba ...................................................              4.8
NR (Not Rated) ..........................................              0.9
--------------------------------------------------------------------------------

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


20                 MUNIVEST FUND, INC.     FEBRUARY 28, 2005

Proxy Results

During the six-month period ended February 28, 2005, MuniVest Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted        Shares Withheld
                                                                                      For              From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:             Robert C. Doll, Jr.                 57,862,025            1,402,303
                                              Cynthia A. Montgomery               57,924,601            1,339,727
                                              Jean Margo Reid                     57,923,489            1,340,839
                                              Roscoe S. Suddarth                  57,878,125            1,386,203
                                              Edward D. Zinbarg                   57,865,181            1,399,147
--------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2005, MuniVest Fund, Inc.'s Preferred Stock shareholders (Series A-F) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted        Shares Withheld
                                                                                      For              From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors: Ronald W. Forbes and Richard R. West                11,143                    1
--------------------------------------------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                  21

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Amex Symbol

MVF

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of MuniVest Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


22                 MUNIVEST FUND, INC.     FEBRUARY 28, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                   MUNIVEST FUND, INC.     FEBRUARY 28, 2005                  23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10787 -- 2/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniVest Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund, Inc.

Date: April 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund, Inc.

Date: April 22, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniVest Fund, Inc.

Date: April 22, 2005